SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

––––––

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported
July 14, 2004

Environmental Tectonics Corporation
(Exact name of registrant as specified in its charter)

                                        Pennsylvania
(State or other jurisdiction of incorporation of organization)

1-10655	23-1714256

(Commission File Number)	(IRS Employer Identification Number)

County Line Industrial Park
Southampton, Pennsylvania	18966

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (215) 355-9100

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

99.1 Press Release dated July 14, 2004

Item 12.      Results of Operations and Financial Condition.

     On July 14, 2004, Environmental Tectonics Corporation issued a press release announcing its financial results for the first quarter of fiscal 2005. A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

     In accordance with General Instruction B.6 of Form 8-K, the information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL TECTONICS CORPORATION
Registrant

Date: July 19, 2004	By /s/ Duane D. Deaner
Duane D. Deaner
Chief Financial Officer

EXHIBIT INDEX

99.1      Press Release, dated July 14, 2004.